UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2023

PINEAPPLE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55896	47-5185484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12301 Wilshire Blvd., Suite 302

Los Angeles, CA 90025

(Address of principal executive offices)

(877) 310-7675

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On January 16, 2024, Reliant CPA PC (“Reliant”) resigned as the independent registered public accounting firm of Pineapple, Inc. (the “Company”).

As previously reported, Reliant was appointed as the Company’s independent registered public accounting firm on August 2, 2023. Prior to August 2, 2023, BF Borgers CPA PC (“Borgers”) served as the Company’s independent registered public accounting firm, and a member of the engagement team moved to Reliant. The Company decided to dismiss Borgers and work with Reliant. Accordingly, on August 2, 2023, the Company dismissed Borgers and appointed Reliant.

Because Reliant was appointed on August 2, 2023, after the filing of its most recent annual report on Form 10-K, Reliant has not issued any reports on the Company’s financial statements for the past two fiscal years. Accordingly, Reliant did not issue any reports during such time that contained an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, for the period from August 2, 2023 through to January 16, 2024, there have been no disagreements with Reliant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Reliant’s satisfaction, would have caused Reliant to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

For the period from August 2, 2023 through to January 16, 2024, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Reliant with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Reliant furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Accounting Firm

On January 22, 2024, the Board appointed M.S. Madhava Rao (“Rao”) as the Company’s new independent registered accounting firm. During the Company’s two most recent fiscal years and through January 22, 2024, neither the Company nor anyone acting on the Company’s behalf consulted Rao with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2023, Marco Rullo resigned as a member of the Company’s Board of Directors, effective immediately. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter, dated January 25, 2024, from Reliant CPA PC addressed to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINEAPPLE, INC.

Dated: January 25, 2024	By:	/s/ Shawn Credle
	Name:	Shawn Credle
	Title:	Chief Executive Officer